VegTech Plant-based Innovation & Climate ETF

(EATV)
Listed on NYSE Arca, Inc.

Supplement dated April 6, 2022 to the Prospectus dated December 22, 2021

The following disclosure in the Prospectus under the heading “DIVIDENDS, DISTRIBUTIONS, AND TAXES” is amended as follows:

Dividends and Distributions
The Fund intends to pay out dividends and distribute net realized capital gains, if any, to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Please retain this Supplement with the Prospectus
for future reference.